Commitments And Contingencies	12 Months Ended
Mar. 31, 2013
Commitments And Contingencies

19. COMMITMENTS AND CONTINGENCIES

Commitments

The Company leases certain office space and equipment and employee housing under cancelable and noncancelable lease agreements. Leased assets under capital leases are comprised of the following:

(¥ in millions)
At March 31:	2013	2012
Land	¥66	¥63
Machinery and equipment	4,327	5,971
Accumulated depreciation	(846)	(3,640)
Software	240	180

Total	¥3,787	¥2,574

Amortization expenses under capital leases for the years ended March 31, 2013, 2012, and 2011 were ¥478 million, ¥789 million and ¥2,269 million, respectively.

The following table presents the annual maturities of future minimum lease commitments under capital and non-cancelable operating leases at March 31, 2013:

(¥ in millions)
Years ending March 31:	Capital Leases	Operating Leases
2014	¥861	¥1,033
2015	812	761
2016	701	480
2017	665	322
2018	337	210
2019 and thereafter	1,302	243

Total minimum lease payments	4,678	¥3,049

Less: amounts representing interest	(456)

Present value of net minimum capital lease payments	¥4,222

Capital lease obligations are included in the current portion of long-term debt and long-term debt in the consolidated balance sheets. Rental expenses under operating leases for the years ended March 31, 2013, 2012, and 2011 were ¥5,947 million, ¥4,462 million, and ¥4,373 million, respectively.

Commitments for capital expenditures outstanding at March 31, 2013 amounted to ¥1,862 million.

Guarantees

The Company is contingently liable as guarantor of the indebtedness of distributors including affiliated companies, and customers for their borrowings from financial institutions. The Company would have to perform under these guarantees in the event of default on a payment within the guarantee periods of one year to five years. The maximum potential amount of undiscounted future payments of these financial guarantees at March 31, 2013 was ¥9,514 million. The fair value of these financial guarantees is not material and the probability of incurrence of a loss is remote.

The Company issues contractual product warranties under which it generally guarantees the performance of products delivered and services rendered for a specified period or term. The Company determines its reserve for product warranties based on an analysis of the historical data of costs to perform under product warranties.

The following table presents the reconciliation of the beginning and ending balances of accrued product warranty cost

(¥ in millions)
For the years ended March 31:	2013	2012
Balance at beginning of year	¥5,876	¥5,598
Addition	6,370	3,638
Utilization	(4,650)	(3,788)
Other	331	428

Balance at end of year	¥7,927	¥5,876

Accrued product warranty cost is included in other current liabilities in the consolidated balance sheets.

Legal Proceedings

The Company is subject to various legal actions arising in the ordinary course of business. The following is a summary of the significant legal proceedings.

(Anti-Trust)

In December 1999, the Company received a surcharge order from the Fair Trade Commission of Japan for a violation of the Anti-Monopoly Law relating to participation in fixing the shares of ductile iron straight pipe orders in Japan. In June 2009, the Company received, as a result of the hearing procedure, the ultimate decision of the commission which ordered the Company to pay the surcharge of ¥7,072 million, and the Company paid the surcharge during the year ended March 31, 2010. Consequently, the Company filed a revocation suit to the Tokyo High Court considering the ultimate decision unacceptable in July 2009, but it was dismissed on October 28, 2011. Subsequently, the Company appealed the case to the Supreme Court as it was not satisfied with the decision, however, the appeal was dismissed and the decision became final and binding on October 25, 2012.

The Company recorded the surcharge for the year ended March 31, 2009 based on the preliminary decision of the commission.

(Asbestos-Related Lawsuits)

Since May 2007, the Company has been subject to 22 asbestos-related lawsuits in Japan, which were filed against the Company or defendant parties consisting of the Japanese Government and asbestos-related companies including the Company. The claims for compensation totaling ¥18,600 million consisted mostly of 18 lawsuits, which concerned a total of 479 construction workers who suffered from asbestos-related diseases, and were filed against the Japanese Government and 44 asbestos-related companies including the Company. The Company does not have any cost-sharing arrangements with other potentially responsible parties for these 22 lawsuits. The Company discloses the aggregate claimed amount of the above ¥18,600 million as the maximum within the reasonably possible range of loss because the expected loss will be between zero and the aggregate claimed amount. Though the Company is currently unable to develop an amount that appears at this time to be a better estimate than any other amount within the range, the Company has continued its efforts to develop the amount or narrow the range of loss by quantifying the effects of key assumptions such as the probability of losing lawsuits, the total amount of ultimate compensation when lost, and the allocation rate among defendants, which includes both the government and other asbestos-related companies. In quantifying the key assumptions, the Company reviews the status of each lawsuit and assesses its potential financial exposure on a regular basis. Each quarter, representatives from the accounting and legal departments meet to discuss and assess outstanding claims. The legal department consults outside legal counsel about the progress and potential ultimate outcome of the cases. Among the major 18 lawsuits, two district court ruled in favor of 44 asbestos-related companies including the Company, but the plaintiffs appealed the court ruling immediately after the judgment. Since the above cases will be also continued until the ultimate outcome will be made, the Company believes that the current progress of them have not provided any developments that would facilitate a better estimation for any of the above key assumptions. The Company expects that the degree of uncertainty related to each of the assumptions will decrease as the lawsuits progress, but is currently unable to predict the ultimate outcome of all lawsuits or when any of them will be finally resolved. Finally, because similar asbestos-related cases in Japan are still pending and have not been finally concluded, the Company is not able to use them as a reference in estimating the above assumptions.

Matters Related to Health Hazard of Asbestos

(Background)

Until 1995, the Company’s plant in Amagasaki, Hyogo Prefecture, Japan, had produced asbestos-related products, although the Company had other plants which also produced asbestos-related products and completely ceased such production by 2001. The Company decided to make voluntary consolation payments to certain residents in June 2005, and established the relief payment program in place of the consolation payment to the residents in April 2006. With regard to the current and former employees who suffered and are suffering from asbestos-related diseases, the Company provides the compensation which is not required by law but is made in accordance with the Company’s internal policies.

The Japanese government established the Law for the Relief of Patients Suffering from Asbestos-Related Diseases (“the New Asbestos Law”) in March 2006. This law was enacted for the purpose of promptly providing relief to the people suffering from asbestos-related diseases who are not eligible for relief by compensation from the Insurance in accordance with the Workers’ Accident Compensation Insurance Law (“the Insurance”). The relief aid payments are contributed by the national government, municipal governments, and business entities. The contribution made by business entities includes a special contribution by the companies which operated a business closely related to asbestos, and commenced from the year ended March 31, 2008.

(Accounting for Asbestos-Related Expenses)

The Company expenses all the payments for the health hazard of asbestos based on the Company’s significant accounting policies. (See Note 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES) The recorded expenses are in total ¥850 million, ¥1,131 million, and ¥1,155 million for the years ended March 31, 2013, 2012, and 2011, respectively, which are included in selling, general, and administrative expenses. The expenses include payments to certain residents who lived near the Company’s plant and current and former employees, and the special contribution in accordance with the New Asbestos Law.

The Company has accrued balances for the asbestos-related expenses of ¥440 million, ¥530 million, and ¥390 million at March 31, 2013, 2012, and 2011 respectively. The accrual includes possible payments to certain residents who lived near the Company’s plant current and former employees, and the special contribution in accordance with the New Asbestos Law.

The payments to those residents and current and former employees are each made in a lump sum and their accounting policies and procedures are the same. Though the Company is not certain if the claimants who are currently under review will meet the Company’s specified criteria at the time of their filing claims with the Company, the Company accrued the possible payments calculated by using the historical designation rate of the Company’s payment program since the payments to those claimants are considered to be probable. The Company believes it is not possible to reasonably estimate the number of current and former employees and residents who lived near the Company’s plant will apply for payments in the future. Accordingly, such payments are not included in the accrued amounts as described above.

In its effort to develop an estimate of a reasonably possible loss or range of loss, the Company has considered all available data, including historical claims (period and cumulative) and the average payments made and public information related to asbestos-related disease. In addition, the Company has considered various methods including 1) estimating future payments by using the rate of incidence in asbestos related disease, and 2) estimating future payments directly based on a time series of data of historical payments. However, reliable statistics of the rate of incidence in asbestos-related disease are not available to the Company.

Furthermore, there have not been any asbestos-related events impacting other companies in Japan which achieved final outcomes of the events, and become available to the Company, for estimation of the rate of incidence. In addition, although the Company recorded the voluntary consolation payments, relief payments and compensation payments totaled, ¥1,155 million, ¥503 million, ¥977 million, ¥951 million and ¥671 million for the years ended at March 31, from 2009 to 2013, respectively, any correlation can not be reasonably established between time and payment history. The Company believes it is not possible to reasonably estimate the amount of its ultimate liability relating to this contingency. As a result, the Company concluded that it was not able to develop a reasonable estimate at the possible loss or range of loss.

The Company’s share of special contributions is determined based on the ratio of the Company’s historical usage of asbestos to the total quantity of asbestos imported into Japan in the past. The Company recorded expenses and accrued balance, which were ¥179 million and ¥180 million for the years ended March 31, 2013 and 2012, respectively. The Company received the most recent notification of ¥179 million dated April 3, 2013.